Exhibit 99.1
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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                  NEWS

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                                           FOR IMMEDIATE RELEASE
                                           White Plains, New York
                                           August 12, 2009

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE AMEX LLC (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Results of operations for the three months ended June 30, 2009:
--------------------------------------------------------------
The Company's net income for the three months ended June 30, 2009 was $1.31 per share (basic) compared to a net loss of $.16 per share (basic) for the three months ended June 30, 2008.

Continuing Operations:

Income from continuing operations was $.36 per share for the three months ended June 30, 2009 compared to a loss of $.18 per share for the three months ended June 30, 2008. This increase in income of $.54 per share is primarily attributable to a $.67 per share additional gain recorded during the three months ended June 30, 2009 in connection with the settlement of several joint venture loans. As more fully described in the Company's Form 10-Q for the quarterly period ended June 30, 2009, the Company entered into a settlement agreement on February 27, 2009 with its joint venture partners with respect to defaults on three of the Company's mezzanine loans. This increase in income is partially offset by the $.08 per share increase in the Company's share of the loss from joint ventures, of which $.05 per share is for the Company's share of the loss from the operations of a property in Puerto Rico in which the Company received a 50% interest as part of the settlement agreement referred to above.

Discontinued Operations:

The total income from discontinued operations was $.95 per share for the three months ended June 30, 2009 compared to $.02 per share for the three months ended June 30, 2008. The three months ended June 30, 2009 included a gain of $.95 per share from the sale of the Crown Court property in New Haven, Connecticut.

Results of operations for the six months ended June 30, 2009:
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The Company's net income for the six months ended June 30, 2009 was $1.55 per share (basic) compared to a net loss of $.40 per share (basic) for the six months ended June 30, 2008.





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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                  NEWS

-------------------------------------------------------------------------------

                                           FOR IMMEDIATE RELEASE
                                           White Plains, New York
                                           August 12, 2009

Continuing Operations:

Income from continuing operations was $.59 per share for the six months ended June 30, 2009 compared to a loss of $.43 per share for the six months ended June 30, 2008. This increase in income of $1.02 per share is primarily attributable to a $1.18 per share gain recorded during the six months ended June 30, 2009 in connection with the settlement of several joint venture loans. This increase in income is partially offset by a $.08 per share decrease in interest income earned on notes receivable primarily as a result of repayments of notes receivable during the six months ended June 30, 2008.

Discontinued Operations:

The total income from discontinued operations was $.96 per share for the six months ended June 30, 2009 compared to $.03 per share for the six months ended June 30, 2008. The six months ended June 30, 2009 included a gain of $.95 per share from the sale of the Crown Court property in New Haven, Connecticut.


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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                  NEWS

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                                           FOR IMMEDIATE RELEASE
                                           White Plains, New York
                                           August 12, 2009


                                                                                  RESULTS OF OPERATIONS
                                                                                       (Unaudited)
                                                                  THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                        JUNE 30,                            JUNE 30,
                                                                 2009              2008              2009             2008
Gross revenues (excluding revenues from
  discontinued operations)                                      $1,549,000       $1,636,000        $3,021,000        $3,313,000
                                                             ==============    =============     =============    ==============

Income (loss) from continuing operations                        $1,189,000        ($695,000)       $1,897,000       ($1,672,000)
                                                             --------------    -------------     -------------    --------------

Income (loss) from discontinued operations                          (4,000)          68,000            39,000           126,000
Net gain from sales of discontinued operations                   3,208,000              -           3,208,000              -
                                                             --------------    -------------     -------------    --------------
Total income from discontinued operations                        3,204,000           68,000         3,247,000           126,000
                                                             --------------    -------------     -------------    --------------

Net income (loss)                                                4,393,000         (627,000)        5,144,000        (1,546,000)

  Add: Net loss from noncontrolling interest                        46,000              -              84,000              -
                                                             --------------    -------------     -------------    --------------

Net Income (Loss) attributable to
  Presidential Realty Corporation                               $4,439,000        ($627,000)       $5,228,000       ($1,546,000)
                                                             ==============    =============     =============    ==============

Per share of common stock attributable to Presidential Realty Corporation (basic and diluted):

Income (loss) from continuing operations                             $0.36           ($0.18)            $0.59            ($0.43)
                                                             --------------    -------------     -------------    --------------

Income from discontinued operations                                      -             0.02              0.01              0.03
Net gain from sales of discontinued operations                        0.95                -              0.95                 -
                                                             --------------    -------------     -------------    --------------
Total income from discontinued operations                             0.95             0.02              0.96              0.03
                                                             --------------    -------------     -------------    --------------

Net Income (Loss) per Common Share - basic                           $1.31           ($0.16)            $1.55            ($0.40)
                                                             ==============    =============     =============    ==============
                                   - diluted                         $1.31           ($0.16)            $1.54            ($0.40)
                                                             ==============    =============     =============    ==============

Average shares outstanding - basic                               3,380,380        3,878,734         3,379,999         3,906,860
                                                             ==============    =============     =============    ==============
                           - diluted                             3,399,680        3,878,734         3,399,547         3,906,860
                                                             ==============    =============     =============    ==============

Cash distributions per common share                                 $ -               $0.16            $ -                $0.32
                                                             ==============    =============     =============    ==============




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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                  NEWS

-------------------------------------------------------------------------------

                                           FOR IMMEDIATE RELEASE
                                           White Plains, New York
                                           August 12, 2009



Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint ventures in which the Company is a member, which adversely affects the operating results and valuations of such malls;
   o adverse changes in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;
   o     general risks of real estate development, ownership and operation;
   o     governmental actions and initiatives; and
   o     environmental and safety requirements.

Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the Company's 2008 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.




For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number